Borrowings (Post Swap Borrowing Tables) (Details 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Borrowings
Fixed-rate debt	$ 27,255		$ 30,123
Floating-rate debt	12,420	[1]	6,587	[1]
Long-Term Debt, including current portion	39,675		36,710
Fixed-rate debt, Average Rate (as a percent)	3.09%		3.07%
Floating-rate debt, Average Rate (as a percent)	0.82%		0.87%
Interest rate swaps | Derivative instruments in fair value hedging relationships
Derivative
Notional amount	$ 5,839		$ 3,106

[1]

Includes $5,839 million in 2014 and $3,106 million in 2013 of notional interest rate swaps that effectively convert fixed-rate long-term debt into floating-rate debt. (See note D, “Financial Instruments,” on pages 105 through 109).